Fees Summary	May 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 977,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	149,655.25
Total Offset Amount	0.00
Net Fee	$ 149,655.25
Final Prospectus	false